                                                                      Exhibit 21


                     LIST OF SUBSIDIARIES OF CONOCOPHILLIPS

Listed below are subsidiaries of the registrant at December 31, 2002. Certain subsidiaries are omitted since such subsidiaries considered in the aggregate do not constitute a significant subsidiary.

                                                                      State or Jurisdiction in
                                                                        Which Subsidiary Was
Name of Company                                                       Incorporated or Organized
---------------                                                       -------------------------
Alpine Pipeline Company                                                      Delaware
Armadillo Investors LLC                                                      Delaware
Asamera Algeria Limited                                                      Alberta
Asamera Minerals (U.S.) Inc.                                                 Colorado
Asamera Oil (U.S.) Inc.                                                      Montana
Asamera Resources Inc.                                                       Nevada
Ashford Energy Capital S.A.                                                  Luxembourg
AZL Resources, Inc.                                                          Arizona
Aztec Catalyst Company                                                       Delaware
Bantry Terminal Ltd                                                          Ireland
Bayway Refining Company                                                      Delaware
Border Resources Ltd.                                                        England
Brandywine Industrial Gas Inc.                                               Delaware
BVLC, Inc.                                                                   California
C.S. Land, Inc.                                                              California
Calcasieu Properties L.L.C.                                                  Delaware
Calcasieu Shipping Corporation                                               Delaware
CGP Servicios Energeticos de Altamira, S. de R. L. de C. V.                  Mexico
Circle K Enterprises Inc.                                                    Delaware
Circle K Stores Inc.                                                         Texas
Clearwater Ltd.                                                              Bermuda
Cliffe Storage Limited                                                       England
Clyde Netherlands B.V.                                                       Netherlands
Clyde Petroleum (Investments) Limited                                        England
Clyde Petroleum (Management) Limited                                         England
Clyde Petroleum Exploratie B.V.                                              Netherlands
Clyde Petroleum Limited                                                      Scotland
Comap, Inc.                                                                  Delaware
Conoco (Thailand) Company Limited                                            Thailand
Conoco A.G.                                                                  Switzerland
Conoco Africa Inc.                                                           Delaware
Conoco Arctic Inc.                                                           Delaware
Conoco Asia Ltd.                                                             Bermuda
Conoco Asia Pacific Ltd.                                                     Delaware
Conoco Asia Pacific Sdn. Bhd.                                                Malaysia
Conoco Asia Ventures Pte. Ltd.                                               Singapore
Conoco Austria Mineraloel GmbH                                               Austria
Conoco Brunei Ltd.                                                           Bermuda
Conoco Capital Inc.                                                          Delaware
Conoco Carbon and Minerals, Inc.                                             Delaware

                                                                      State or Jurisdiction in
                                                                        Which Subsidiary Was
Name of Company                                                       Incorporated or Organized
---------------                                                       -------------------------
Conoco Carbon Fibers Japan, KK                                               Japan
Conoco Center Inc.                                                           Delaware
Conoco Central and Eastern Europe Holdings BV                                Netherlands
Conoco Central Europe Inc.                                                   Delaware
Conoco Cevolution Europe B.V.                                                Netherlands
Conoco Cevolution Germany GmbH                                               Germany
Conoco Colombia Ltd                                                          Bermuda
Conoco Continental Holding GmbH                                              Germany
Conoco Coral Inc.                                                            Delaware
Conoco Corporate Holdings L.P.                                               Delaware
Conoco Czech Republic s.r.o.                                                 Czech Republic
Conoco Denmark Inc.                                                          Delaware
Conoco Development Company                                                   Delaware
Conoco Development II Inc.                                                   Delaware
Conoco Development Services Inc.                                             Delaware
Conoco do Brazil Ltda.                                                       Brazil
Conoco Drilling Inc.                                                         Delaware
Conoco Egypt Inc.                                                            Delaware
Conoco Energy Holdings Nigeria Ltd.                                          Bermuda
Conoco Energy Nigeria Limited                                                Nigeria
Conoco Energy Services Company                                               Delaware
Conoco Enterprises Inc.                                                      Delaware
Conoco Equity Investments Inc.                                               Delaware
Conoco Este Pipeline Company                                                 Delaware
Conoco EurAsia Inc.                                                          Delaware
Conoco Exploration & Production Nigeria Limited                              Nigeria
Conoco Finance Inc.                                                          Delaware
Conoco Finance Services Inc.                                                 Delaware
Conoco Foreign Sales Corporation                                             Barbados
Conoco Funding Company                                                       Novas Scotia
Conoco Geisum Inc.                                                           Delaware
Conoco Global Energy Company                                                 Delaware
Conoco Global Power Assets Inc.                                              Delaware
Conoco Global Power Assets Sabine Inc.                                       Delaware
Conoco Global Power de Mexico, S. de R. L. de C. V.                          Mexico
Conoco Global Power Development Deutschland GmbH                             Germany
Conoco Global Power Development Espana SRL                                   Spain
Conoco Global Power Developments Inc.                                        Delaware
Conoco Global Power Development-Sabine Inc.                                  Delaware
Conoco Global Power Inc.                                                     Delaware
Conoco Hungary Kft.                                                          Hungary
Conoco Indonesia Holding Company Ltd.                                        British Virgin Islands
Conoco Indonesia Inc. Ltd.                                                   Bermuda
Conoco International Petroleum Company                                       Delaware
Conoco Investment AG                                                         Switzerland
Conoco Investments Norge A/S                                                 Norway

                                                                      State or Jurisdiction in
                                                                        Which Subsidiary Was
Name of Company                                                       Incorporated or Organized
---------------                                                       -------------------------
Conoco Jet (Malaysia) Sdn. Bhd.                                              Malaysia
Conoco Jet Danmark A/S                                                       Denmark
Conoco Jet Finland Oy                                                        Finland
Conoco Jet Nordic AB                                                         Sweden
Conoco Jet Norge A/S                                                         Norway
Conoco Kuwait Services Inc.                                                  Delaware
Conoco Lagia Offshore, Inc.                                                  Delaware
Conoco Limited                                                               England
Conoco Lubricant (India) Private Limited                                     India
Conoco Lubricants (Malaysia) Sdn. Bhd.                                       Malaysia
Conoco Mexico Servicios, S.A. de C.V.                                        Mexico
Conoco Mexico, S.A. de C.V.                                                  Mexico
Conoco Middle East Gas Co. N.V.                                              Netherland Antilles
Conoco Middle East Ltd.                                                      Delaware
Conoco Mineraloel GmbH                                                       Germany
Conoco Mont Belvieu Holdings Inc.                                            Delaware
Conoco Nila Ltd.                                                             Bermuda
Conoco Nordic Holding LLC                                                    Delaware
Conoco Nordic Holdings AB                                                    Sweden
Conoco Nordic Investment LP                                                  Delaware
Conoco Nordic Limited                                                        Bermuda
Conoco Norway Inc.                                                           Delaware
Conoco Norway Properties Inc.                                                Delaware
Conoco NW Natuna Exploration & Production Ltd.                               Bermuda
Conoco Offshore Pipe Line Company                                            Delaware
Conoco Operations (QLD) Pty Ltd.                                             Australia
Conoco Orinoco Inc.                                                          Delaware
Conoco Peru Ltd.                                                             Bermuda
Conoco Petcoke Far East Ltd.                                                 Delaware
Conoco Petroleum Nigeria Limited                                             Nigeria
Conoco Petroleum Operations Inc.                                             Delaware
Conoco Phillips (96-20) Pty Ltd                                              Western Australia
Conoco Pipe Line Company                                                     Delaware
Conoco Poland Sp. z.o.o.                                                     Poland
Conoco Power Marketing Inc                                                   Delaware
Conoco Sabah Ltd.                                                            Bermuda
Conoco Services Company                                                      Delaware
Conoco Services Ltd.                                                         Bermuda
Conoco Shale Oil Inc.                                                        Delaware
Conoco Shipping & Marine Development L.L.C.                                  Marshall Islands
Conoco Shipping Company                                                      Liberia
Conoco Shipping Norge A/S                                                    Norway
Conoco Shipping Norge Nr. 2 AS                                               Norway
Conoco Shipping Norge Nr. 3 AS                                               Norway
Conoco Shtokman Inc.                                                         Delaware
Conoco Singapore Operations Pte. Limited                                     Singapore

                                                                      State or Jurisdiction in
                                                                        Which Subsidiary Was
Name of Company                                                       Incorporated or Organized
---------------                                                       -------------------------
Conoco Slovakia s.r.o.                                                       Slovic Republic
Conoco South Sokang Holding Ltd.                                             British Virgin Islands
Conoco South Sokang Ltd.                                                     Bermuda
Conoco Specialty Products Limited                                            England
Conoco Syria DEZ Gas Ltd.                                                    Bermuda
Conoco Syria Ltd.                                                            Bermuda
Conoco Timan-Pechora Ltd.                                                    Delaware
Conoco Tobong Holding Ltd.                                                   British Virgin Islands
Conoco Trading Company                                                       Delaware
Conoco Trinidad (4a) B.V.                                                    Netherlands
Conoco Trinidad (4b) B.V.                                                    Netherlands
Conoco Trinidad Inc.                                                         Delaware
Conoco U.K. Properties Inc.                                                  Delaware
Conoco Venezuela B.V.                                                        Netherlands
Conoco Venezuela C.A.                                                        Venezuela
Conoco Venezuela E&P Ltd.                                                    Bermuda
Conoco Venezuela Holding C.A.                                                Venezuela
Conoco Venezuela Ltd.                                                        Bermuda
Conoco Venezuela Services B.V.                                               Netherlands
Conoco Warim B.V.                                                            Netherlands
ConocoPhillips (00-21) Pty Ltd                                               Western Australia
ConocoPhillips (91-12) Pty Ltd                                               Australia
ConocoPhillips (91-13) Pty Ltd                                               Western Australia
ConocoPhillips (95-19) Pty Ltd                                               Australia
ConocoPhillips (96-16) Pty Ltd                                               Australia
ConocoPhillips (Aceh) Ltd.                                                   Bermuda
ConocoPhillips (AIB) Ltd.                                                    Bermuda
ConocoPhillips (GIB) Ltd.                                                    Bermuda
ConocoPhillips (Glen) Limited                                                England
ConocoPhillips (Grissik) Ltd.                                                Bermuda
ConocoPhillips (Kakap) Ltd.                                                  Bermuda
ConocoPhillips (Ketapang) Ltd.                                               Bermuda
ConocoPhillips (Pangkah) Ltd.                                                Bermuda
ConocoPhillips (Ramba) Ltd.                                                  Bermuda
ConocoPhillips (Sakakemang) Ltd.                                             Bermuda
ConocoPhillips (South Jambi) Ltd.                                            Bermuda
ConocoPhillips (Tungkal) Ltd.                                                Bermuda
ConocoPhillips (U.K.) Alpha Limited                                          England
ConocoPhillips (U.K.) Beta Limited                                           England
ConocoPhillips (U.K.) Eta Limited                                            England
ConocoPhillips (U.K.) Gama Limited                                           England
ConocoPhillips (U.K.) Lambda Limited                                         Ireland
ConocoPhillips (U.K.) Limited                                                England
ConocoPhillips (U.K.) Theta Limited                                          England
ConocoPhillips (U.K.) Zeta Limited                                           England

                                                                      State or Jurisdiction in
                                                                        Which Subsidiary Was
Name of Company                                                       Incorporated or Organized
---------------                                                       -------------------------
ConocoPhillips Alaska, Inc.                                                  Delaware
ConocoPhillips Australia Gas Holdings Pty Ltd                                Western Australia
ConocoPhillips Australia Pty Ltd                                             Western Australia
ConocoPhillips Aviation Services LLC                                         Texas
ConocoPhillips Banyumas Holding Ltd.                                         British Virgin Islands
ConocoPhillips Canada (East) Limited                                         Canada
ConocoPhillips Canada (North) Limited                                        Canada
ConocoPhillips Canada Energy Partnership                                     Alberta
ConocoPhillips Canada Limited                                                New Brunswick
ConocoPhillips Canada Resources Corp.                                        Nova Scotia
ConocoPhillips Communications Inc.                                           Delaware
ConocoPhillips Company                                                       Delaware
ConocoPhillips Developments Limited                                          England
ConocoPhillips Energy Asia Inc.                                              Delaware
ConocoPhillips Energy Marketing Corp.                                        Delaware
ConocoPhillips European Power Limited                                        England
ConocoPhillips Holding Company                                               Delaware
ConocoPhillips Holdings Limited                                              England
ConocoPhillips International Inc.                                            Delaware
ConocoPhillips JPDA Pty Ltd                                                  Western Australia
ConocoPhillips Nila Holding Ltd.                                             British Virgin Islands
ConocoPhillips Norge                                                         Delaware
ConocoPhillips Oil (GB) Limited                                              United Kingdom
ConocoPhillips Oil Trading Limited                                           United Kingdom
ConocoPhillips Oilsands Partnership                                          Alberta
ConocoPhillips Oilsands Partnership II                                       Alberta
ConocoPhillips Petroleum Chemicals U.K. Limited                              United Kingdom
ConocoPhillips Petroleum Company U.K. Limited                                United Kingdom
ConocoPhillips Petroleum International Corporation Denmark                   Cayman Islands
ConocoPhillips Petroleum Limited                                             England
ConocoPhillips Petroleum UK Investment Corporation                           Delaware
ConocoPhillips Pipeline Australia Pty Ltd                                    Western Australia
ConocoPhillips Power Operations Limited                                      England
ConocoPhillips Sakakemang Holding Ltd.                                       British Virgin Islands
ConocoPhillips Services Inc.                                                 Delaware
ConocoPhillips Specialty Products Inc.                                       Delaware
ConocoPhillips STL Pty Ltd                                                   Western Australia
ConocoPhillips Surmont Partnership                                           Canada
ConocoPhillips Tobong Ltd.                                                   Bermuda
ConocoPhillips Treasury Limited                                              England
ConocoPhillips WA-248 Pty Ltd                                                Western Australia
ConocoPhillips Western Canada Partnership                                    Alberta
Cono-Services Inc.                                                           Delaware
Conoven Holding Ltd.                                                         British Virgin Islands
Continental Mid Delta Petroleum Company                                      Delaware
Continental Netherlands Oil Company B.V.                                     Netherlands

                                                                      State or Jurisdiction in
                                                                        Which Subsidiary Was
Name of Company                                                       Incorporated or Organized
---------------                                                       -------------------------
Continental Oil Company                                                      Delaware
Continental Oil Company (Nederland) B.V.                                     Netherlands
Continental Oil Company of Italy                                             Delaware
Continental Oil Company of Niger                                             Delaware
Continental Oil Company of Nigeria                                           Delaware
Continental Pipe Line Company                                                Delaware
COP Holdings Limited                                                         England
Crestar Energy Holdings Ltd.                                                 Bermuda
CRS Resources (Ecuador) LDC                                                  Cayman Islands
Crusader (Ireland) Pty. Ltd.                                                 Australia
Crusader Inc.                                                                Delaware
CSPL Holdings Limited                                                        England
Danube Insurance Ltd.                                                        Bermuda
Darwin LNG Pty Ltd                                                           Australia
Douglas Oil Company of California                                            California
Du Pont E&P No. 1  B.V.                                                      Netherlands
Dubai Petroleum Company                                                      Delaware
Eagle Sun Company Limited                                                    Liberia
East Boston Terminal Company                                                 Delaware
Emerald Shipping Corporation                                                 Delaware
Emet Pty Ltd                                                                 Australia
F.P.S.O. Development Ltd.                                                    Bermuda
Four Star Beverage Company Inc.                                              Texas
Four Star Holding Company, Inc.                                              Texas
Frontier Deepwater Drilling Inc.                                             Delaware
Gas Natural del Guasare Ltd                                                  Liberia
GCRL Energy Ltd.                                                             Colorado
GCRL Holdings Inc.                                                           Delaware
GCRL Marketing Ltd.                                                          Delaware
Golden Valley Pipeline Company                                               California
Gulf Canada Tunisia Ltd.                                                     Alberta
Gulf Energy Asia Pte Ltd.                                                    Singapore
Gulf Expro Limited                                                           Scotland
Gulf Petroleum (Australia) Pty Ltd.                                          Australia
Gulf Resources (Calik) Ltd.                                                  Alberta
Gulf Resources (Halmahera) Ltd.                                              Alberta
Gulf Resources (Jambieor) Ltd.                                               Barbados
Gulf Resources (Merangin) Ltd.                                               Alberta
Gulf Resources (NW Natuna) Ltd.                                              Alberta
Gulf Resources (Sakala Timur) Ltd.                                           Alberta
Gulf Resources (Sebuku) Ltd.                                                 Alberta
Gulf Resources (West Natuna) Ltd.                                            Alberta
Hotel Phillips Mgmt. Company                                                 Oklahoma
Immingham CHP LLP                                                            England
Immingham Energy Limited                                                     England
Interkraft Handel GmbH                                                       Germany

                                                                      State or Jurisdiction in
                                                                        Which Subsidiary Was
Name of Company                                                       Incorporated or Organized
---------------                                                       -------------------------
International Colin Energy Corporation                                       Alberta
International Energy Insurance Limited                                       Bermuda
International Energy Limited                                                 Bahamas
International Petroleum Sales Inc.                                           Panama
Irish Petroleum Company Limited                                              Ireland
Irish Refining Limited                                                       Ireland
Jet Tankstellen-Betriebs-GmbH                                                Germany
Jet/Jiffy Shops Limited                                                      Thailand
Kayo Oil Company                                                             Delaware
Kenai LNG Corporation                                                        Delaware
Kenai Tankers LLC                                                            Delaware
Kuparuk Pipeline Company                                                     Delaware
Lantri Investments B.V.                                                      Netherlands
Leland Energy Partnership                                                    Alberta
Linden Urban Renewal Limited Partnership                                     New Jersey
Lobo Inc.                                                                    Delaware
Lobo Pipeline Company L.P.                                                   Delaware
Longhorn Pipeline Company                                                    Delaware
Louisiana Gas System Inc.                                                    Delaware
Lubricantes 76 Mexico, S.A. de C.V.                                          Mexico
Manassas Terminal Company                                                    Delaware
Marcus Hook Refining Company                                                 Delaware
Maspher Investments B.V.                                                     Netherlands
Norske Conoco A/S                                                            Norway
North Gillette Coal Company                                                  Nevada
NW Natuna Holding Company                                                    British Virgin Islands
Oliktok Pipeline Company                                                     Delaware
Pacific Pipelines, Inc                                                       Delaware
Peerless Insurance Company Limited                                           Barbados
Petco Enterprises Ltd.                                                       Japan
Petroleum Transmission Co                                                    Calgary
Petroz (International) Pty Ltd                                               Australia
Petroz (Timor Sea) Pty Ltd                                                   Australia
Petroz (ZOCA 91-08) Pty Ltd                                                  Australia
Petroz Bentu LDC                                                             Cayman Islands
Petroz Korinci Baru LDC                                                      Cayman Islands
Petroz N.L.                                                                  Australia
Phillips 66 Capital I                                                        Delaware
Phillips 66 Capital II                                                       Delaware
Phillips Africa Exploration, Ltd.                                            Liberia
Phillips Alaska Holdings, Inc.                                               Delaware
Phillips Alaska Natural Gas Corporation                                      Delaware
Phillips Alaska Receivables Company, LLC                                     Delaware
Phillips Alpine Alaska, LLC                                                  Delaware
Phillips Angola Offshore Ltd.                                                Cayman Islands
Phillips Australasia Exploration Co.                                         Liberia

                                                                      State or Jurisdiction in
                                                                        Which Subsidiary Was
Name of Company                                                       Incorporated or Organized
---------------                                                       -------------------------
Phillips Caspian, Ltd.                                                       Liberia
Phillips Chemical Holdings Company                                           Delaware
Phillips China Inc.                                                          Liberia
Phillips Coal Company                                                        Nevada
Phillips Deepwater Exploration Nigeria Limited                               Nigeria
Phillips Expatriate Services Company                                         Delaware
Phillips Exploration Angola, Ltd.                                            Liberia
Phillips Exploration Azerbaijan, Ltd.                                        Cayman Islands
Phillips Exploration Nigeria Limited                                         Nigeria
Phillips Gas Company                                                         Delaware
Phillips Gas Company Shareholder, Inc.                                       Delaware
Phillips Gas Investment Company                                              Delaware
Phillips Gas Marketing Company                                               Delaware
Phillips Gas Pipeline Company                                                Delaware
Phillips Gas Supply Corporation                                              Delaware
Phillips Indonesia Inc.                                                      Delaware
Phillips International Investments, Inc.                                     Delaware
Phillips Investment Company                                                  Nevada
Phillips LNG Middle East Ltd.                                                Cayman Islands
Phillips LNG Ventures Limited                                                Liberia
Phillips Mexico LNG, LLC                                                     Delaware
Phillips New Ventures, Ltd.                                                  Cayman Islands
Phillips Oil Company (Nigeria) Ltd.                                          Nigeria
Phillips Oil Company Australia                                               Liberia
Phillips Petroleum (96-16) Pty Ltd                                           Australia
Phillips Petroleum (96-20) Pty Ltd                                           Western Australia
Phillips Petroleum (BTC) Ltd.                                                Cayman Islands
Phillips Petroleum Africa, Ltd.                                              Liberia
Phillips Petroleum Arabia (CV1) Limited                                      Cayman Islands
Phillips Petroleum Arabia, Ltd.                                              Liberia
Phillips Petroleum Argentina S.A.                                            Argentina
Phillips Petroleum Asia Ventures, Ltd.                                       Liberia
Phillips Petroleum Bohai Limited                                             Bahamas
Phillips Petroleum Borneo, Ltd.                                              Liberia
Phillips Petroleum Canada Ltd.                                               New Brunswick
Phillips Petroleum Company Algeria                                           Delaware
Phillips Petroleum Company Andes                                             Delaware
Phillips Petroleum Company Cameroon                                          Delaware
Phillips Petroleum Company Indonesia                                         Delaware
Phillips Petroleum Company Ireland                                           Delaware
Phillips Petroleum Company Kuwait                                            Cayman Islands
Phillips Petroleum Company Niugini                                           Delaware
Phillips Petroleum Company Western Hemisphere                                Delaware
Phillips Petroleum Do Brasil Ltda.                                           Brazil
Phillips Petroleum Eurasia, Ltd.                                             Liberia

                                                                      State or Jurisdiction in
                                                                        Which Subsidiary Was
Name of Company                                                       Incorporated or Organized
---------------                                                       -------------------------
Phillips Petroleum Europe Exploration Ltd.                                   Liberia
Phillips Petroleum Greenland A/S                                             Greenland
Phillips Petroleum International Corporation                                 Delaware
Phillips Petroleum International Corporation Italy                           Liberia
Phillips Petroleum International Corporation Somalia                         Liberia
Phillips Petroleum International Investment Company                          Delaware
Phillips Petroleum International, Limited                                    Japan
Phillips Petroleum Kazakhstan, Ltd.                                          Liberia
Phillips Petroleum Kuwait, Ltd.                                              Liberia
Phillips Petroleum Latin America, Ltd.                                       Liberia
Phillips Petroleum Middle East, Ltd.                                         Liberia
Phillips Petroleum Mudayy, Ltd.                                              Liberia
Phillips Petroleum Norsk A/S                                                 Norway
Phillips Petroleum Oman, Ltd.                                                Liberia
Phillips Petroleum Pension Trustees Limited                                  United Kingdom
Phillips Petroleum Peru Ltd.                                                 Liberia
Phillips Petroleum Resources, Ltd.                                           Delaware
Phillips Petroleum Russia, Ltd.                                              Delaware
Phillips Petroleum Sisimiut A/S                                              Greenland
Phillips Petroleum South Africa, Ltd.                                        Liberia
Phillips Petroleum T&T, Ltd.                                                 Liberia
Phillips Petroleum Timor Sea Inc.                                            Delaware
Phillips Petroleum Timor Sea Pty Ltd                                         New South Wales
Phillips Petroleum Worldwide Gas, Ltd.                                       Cayman Islands
Phillips Petroluem International Corporation Venezuela                       Liberia
Phillips Pipe Line Company                                                   Delaware
Phillips Pt. Arguello Production Company                                     Delaware
Phillips Receivables Company II, LLC                                         Delaware
Phillips Receivables Company, LLC                                            Oklahoma
Phillips Retail Marketing Company                                            Delaware
Phillips Singapore Private Limited                                           Singapore
Phillips STL Ventures Inc.                                                   Delaware
Phillips Texas Pipeline Company, Ltd.                                        Texas
Phillips Transportation Alaska, Inc.                                         Delaware
Phillips Utility Gas Corporation                                             Delaware
Phillips-New Mexico Partners, L.P.                                           Delaware
Phillips-San Juan Partners, L.P.                                             Delaware
Polar Tankers Spill Response Company                                         Delaware
Polar Tankers, Inc                                                           Delaware
Pontoon (Timor Sea) Pty Ltd                                                  Australia
Pontoon N.L.                                                                 Australia
Projet Malaysia Sdn. Bhd.                                                    Malaysia
R.A.Z. Properties, Inc.                                                      California
Raptor Facilities Inc.                                                       Delaware
Raptor Gas Transmission LLC                                                  Delaware
Raptor Natural Pipeline LLC                                                  New Mexico

                                                                      State or Jurisdiction in
                                                                        Which Subsidiary Was
Name of Company                                                       Incorporated or Organized
---------------                                                       -------------------------
Raptor Natural Plains Marketing LLC                                          Delaware
Rocky Mountain Investment & Antique Company                                  Wyoming
Ronany Limited                                                               North Ireland
San Jacinto Service Company                                                  Delaware
Seagas Pipeline Company                                                      Delaware
Seminole Fertilizer Corporation                                              Delaware
Siam Conoco Land Ltd.                                                        Thailand
Siam Conoco Terminal Co., Ltd.                                               Thailand
Smile Loyalty Limited                                                        England
Societe Europeenne Des Carburants (SECA)                                     Belgium
Sooner Insurance Brokers Limited                                             Bermuda
Sooner Insurance Company                                                     Vermont
SRW Cogeneration Limited Partnership                                         Delaware
Stampeder Acquisition (No. 2) Ltd.                                           Canada
Stampeder Acquisition Ltd.                                                   Canada
Stampeder Energy (U.S.) Inc.                                                 Delaware
Stampeder Exploration Ltd.                                                   Canada
Statoil Vietnam AS                                                           Norway
Sweeny Coker Investor Sub, Inc.                                              Delaware
The Circle K Corporation                                                     Delaware
The Largo Company                                                            Delaware
The Oil Shale Corporation                                                    Delaware
The Standard Shale Products Company                                          Colorado
TMC Franchise Corporation                                                    Arizona
Tosco Canada Ltd.                                                            Yukon Territory
Tosco Corporation                                                            Nevada
Tosco Europe Limited                                                         United Kingdom
Tosco Operating Company, Inc.                                                Delaware
Tosco Pipeline Company                                                       Delaware
Tosco Trading, Transportation and Supply, Inc.                               Delaware
TPC Pipe Line Company                                                        Delaware
TS, Inc.                                                                     Georgia
Union Pipeline Company (California)                                          California
Wabiskaw Explorations Ltd.                                                   Canada
WesTTex 66 Pipeline Company                                                  Delaware
World Wide Transport, Inc.                                                   Liberia
3067047 Novia Scotia Company                                                 Nova Scotia
362084 Alberta Inc.                                                          Alberta
3793885 Canada Ltd.                                                          Canada
534404 Alberta Ltd.                                                          Alberta
66 Pipe Line Company                                                         Delaware
758350 Alberta Inc.                                                          Alberta
942819 Alberta ltd.                                                          Alberta